UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2013

Republic Airways Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-49697 06-1449146

(Commission File Number) (IRS Employer Identification No.)

8909 Purdue Road

Suite 300

Indianapolis, IN 46268

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 484-6000

None.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The Company is updating its 2013 guidance.  A copy of the Company’s update presentation is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 7.01 is being furnished and shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Information

Statements regarding the Company’s operational and financial success, business model, expectations about future success, competitive environment, unit revenues, improved operational performance and our ability to maintain or improve our low costs are forward-looking statements and are not historical facts. Instead, they are estimates or projections involving numerous risks or uncertainties, including but not limited to, consumer demand and acceptance of services offered by the Company, the Company’s ability to maintain current cost levels, fare levels and actions by competitors, regulatory matters and general economic conditions. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s SEC filings, including but not limited to the Company’s annual report on Form 10-K for the year ended December 31, 2011, or as supplemented in the Company’s subsequently filed periodic reports. The Company disclaims any obligation or duty to update or correct any of its forward-looking statements.

Item 8.01 Other Events.

On March 1, 2013, the Company signed Amendment No. 1, to the Company’s capacity purchase agreement (“CPA”) with American Airlines executed on January 24, 2013. The amendment reduces the number of aircraft covered under the agreement, from 53 aircraft to 47 aircraft and includes certain other economic concessions.

American filed a motion for approval of the original CPA to be heard before the court on February 14, 2013.  The hearing on that motion was subsequently adjourned until February 26, 2013.  On February 14, 2013, US Airways and American Airlines announced a merger agreement.  On February 21, 2013, the hearing on American's motion to approve the CPA between the Company and American was adjourned to March 12, 2013. On March 12, 2013, the bankruptcy court approved the amended CPA agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Presentation provided by the Company for 2013 guidance update.

(All other items on this report are inapplicable.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC AIRWAYS HOLDINGS INC.

By:	/s/ Timothy P. Dooley
Name: Timothy P. Dooley Title: Senior Vice President and Chief Financial Officer

Dated: March 12, 2013

EXHIBIT INDEX

Exhibit Number	Description
99.1	Presentation provided by the Company for 2013 guidance update.